                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                    -----------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



  Date of Report (date of earliest event report)               07/15/98


     The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1998-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.



                              The Money Store, Inc.
================================================================================
             (Exact name of registrant as specified in its charter)



     New Jersey                                                Applied For
     ----------                                                -----------

     State or other               (Commission                 (IRS Employer
     jurisdiction of              File Number)                ID Number)
     incorporation)


     2840 Morris Avenue, Union, New Jersey                       07083
     -------------------------------------------------------------------
     (Address of principal executive officer)


     Registrant's Telephone Number,
     including area code:                                 908-686-2000
                                                        ----------------


                                       n/a
     -------------------------------------------------------------------
     (Former name or former address, if changed since last report)

         Item 5     Other Events
                    ----------------------------------------------------


          Attached herein as Annex A is a copy of the Monthly Statement sent to
     Class A Certificate holders with respect to Remittance Date of:   07/15/98

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                     THE MONEY STORE INC.
                                     THE MONEY STORE INVESTMENT CORPORATION
                                     THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                     THE MONEY STORE OF NEW YORK INC.




                                     By: /s/ Harry Puglisi
                                     -------------------------------------------
                                       Name:  Harry Puglisi
                                       Title: Treasurer






Dated:   07/31/98

                 SERVICER'S CERTIFICATE


    IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1998, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-1 FOR THE JULY 10, 1998 DETERMINATION DATE


1.  AVAILABLE FUNDS                                                $3,056,267.11


2.  (A) AGGREGATE CLASS A CERTIFICATE
        PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH           82,907,250.91

    (B) AGGREGATE CLASS B CERTIFICATE
        PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH            6,240,330.70

    (C) AGGREGATE POOL PRINCIPAL BALANCE
        AS REPORTED IN THE PRIOR MONTH                             70,513,408.02

3.  PRINCIPAL PREPAYMENTS RECEIVED DURING
    DUE PERIOD
    (A) NUMBER OF ACCOUNTS                                                     1

    (B) DOLLARS                                                        72,948.31


4.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                      8,852.15


5.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
    PRINCIPAL RECEIVED DURING THE DUE PERIOD                          199,928.44


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
    FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
    PAYABLE TO REGISTERED HOLDERS                                   1,289,408.50


7.  (A) AMOUNT OF MONTHLY ADVANCE                                           0.00

    (B) AMOUNT OF COMPENSATING INTEREST                                    53.38


8.  DELINQUENCY AND FORECLOSURE INFORMATION
               (SEE EXHIBIT K)

9.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
     REALIZED LOSSES ON A LIQUIDATED LOAN                                          0.00


10.  (A)  CLASS A INTEREST DISTRIBUTION AMOUNT:
           (i)   ACCRUED INTEREST                             426,972.30
           (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                  REMITTANCE DATE PLUS INTEREST                     0.00
           (iii) CLASS A INTEREST DISTRIBUTION AMOUNT
                  ADJUSTMENT                                      777.91
        ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                        427,750.21
                                                                             5.11051625
     (B)  CLASS B INTEREST DISTRIBUTION AMOUNT:
           (i)   ACCRUED INTEREST                              34,321.80
           (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                  REMITTANCE DATE PLUS INTEREST                     0.00
           (iii) CLASS B INTEREST DISTRIBUTION AMOUNT
                  ADJUSTMENT                                       62.55
        ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                         34,384.35
                                                                             5.45783333
     (C)  CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
           (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                  AND OTHER RECOVERIES OF PRINCIPAL           262,007.88
           (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                  INTEREST PURCHASED FOR BREACH OF
                  WARRANTY AND RECEIVED BY THE TRUSTEE              0.00
           (iii) SUBSTITUTION  ADJUSTMENTS                          0.00
           (iv)  UNGUARANTEED PERCENTAGE OF
                  LOSSES THAT WERE LIQUIDATED                       0.00
           (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
                  DELINQUENT 24 MONTHS OR
                  UNCOLLECTIBLE                                     0.00
           (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT         147.93
           (vii) RECALCULATED PRINCIPAL ADJUSTMENT                (10.75)
       TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                           262,145.06
                                                                             3.13196010
     (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
           (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                  AND OTHER RECOVERIES OF PRINCIPAL            19,721.02
           (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                  INTEREST PURCHASED FOR BREACH OF
                  WARRANTY AND RECEIVED BY THE TRUSTEE              0.00
           (iii) SUBSTITUTION ADJUSTMENTS                           0.00
           (iv)  UNGUARANTEED PERCENTAGE OF
                  LOSSES THAT WERE LIQUIDATED                       0.00
           (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
                  DELINQUENT 24 MONTHS OR
                  UNCOLLECTIBLE                                     0.00
           (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT          11.14
           (vii) RECALCULATED PRINCIPAL ADJUSTMENT                 (0.81)
        TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                           19,731.35
                                                                             3.13196032

11.  (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
           IN CASH AND FROM LIQUIDATION OF
           PERMITTED INSTRUMENTS                                           1,574,926.62

     (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
           ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                  0.00


12. (A) AGGREGATE CLASS A CERTIFICATE PRINCIPAL
        BALANCE AFTER DISTRIBUTIONS TO BE MADE
        ON THE REMITTANCE DATE                                 82,645,105.85
                                                                987.39672461
    (B) AGGREGATE CLASS B CERTIFICATE PRINCIPAL
        BALANCE AFTER DISTRIBUTIONS TO BE MADE
        ON THE REMITTANCE DATE                                  6,220,599.35
                                                                987.39672222
    (C) POOL PRINCIPAL BALANCE AFTER  DISTRIBUTIONS
        TO BE MADE ON THE REMITTANCE DATE                      88,865,705.20
                                                                987.39672444

13. (A) EXCESS SPREAD                                             486,711.58

    (B) EXTRA INTEREST                                            227,482.20

    (C) SPREAD ACCOUNT BALANCE                                  1,574,926.62

    (D) SPECIFIED SPREAD ACCOUNT REQUIREMENT                    3,110,299.68

14. (A) WEIGHTED AVERAGE MATURITY                                    222.017

    (B) WEIGHTED AVERAGE SBA LOAN INTEREST RATE                      10.566%

15. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                  103,122.70

    (B) PREMIUM PROTECTION FEE FOR THE RELATED
        DUE PERIOD                                                 83,244.24

    (C) AMOUNTS TO BE DEPOSITED TO THE EXPENSE
        ACCOUNT                                                     3,525.67

16. AMOUNT OF REIMBURSEMENTS PURSUANT TO:
    (A) SECTION  5.04 (b)                                               0.00

    (B) SECTION  5.04 (c)                                               0.00

    (C) SECTION  5.04 (d)(ii)                                       2,077.06

    (D) SECTION  5.04 (e)                                               0.00

    (E) SECTION  5.04 (f)                                          71,284.62

17. (A) CLASS A REMITTANCE RATE                                       6.180%

    (B) CLASS B REMITTANCE RATE                                       6.600%


18.  (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT SBA
           LOANS PURCHASED DURING THE PRIOR DUE PERIOD                          18,634,014.52

     (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
           SUCH DUE PERIOD                                                               0.00




19.  OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1998 pertaining to Series 1998 - 1 in preparing the accompanying Servicer's Certificate.






THE MONEY STORE INVESTMENT CORPORATION






BY:
   -----------------------------------
      HARRY PUGLISI
      TREASURER